UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934.

Date of Report: May 17, 2002

                       Investment Technology, Incorporated
             (Exact name of registrant as specified in its Charter)

          Nevada                  3-30387                   88-0431927
(State of Incorporation)  (Commission file number)  (IRS Employer ID #)


		5235 Island Chain Road, Las Vegas, NV 		89118
               (Address of principal executive office) (Zip Code)

Registrant's telephone number (702) 247-8551





This form 8K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are
necessarily based  on  certain   assumptions  and  are  subject  to
significant risks and uncertainties. These forward-looking statements are based on management's expectations as of the date hereof, and the Company does not undertake any responsibility to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements as a result of factors set forth in this Form 8K (including those sections hereof incorporated by reference from other filings with the Securities and Exchange Commission.



Item 2: Acquisition and Disposition of Assets


On September 9, 2001, the Company and I.G.T. Corporation S.A., a Costa Rican corporation, entered into an Agreement and Plan of Exchange. Pursuant to the bylaws of I.G.T. Corp. S.A. and Investment Technology, Inc., a quorum of The Board of Directors of both companies, enacted the following resolution to wit: That the offer to purchase all of the outstanding shares of I.G.T. Corp. S.A. for 18,000,000 restricted authorized and un-issued shares of Investment Technology, Inc. was accepted. I.G.T. Corp. S.A. was the Wholly owner of the operations of Casino El Duce, an online gaming site, prior to the transaction, for which Investment Technology, Inc. will now be operating.
A supplemental acquisition agreement was entered into by INZS and IGT on May 16, 2002 clarifying and detailing the acquisition assets and the corrected terms of the share exchange. The supplemental acquisition agreement supercedes and replaces the share exchange agreement entered into by the parties on or about September 6, 2001.


Item 4: Change in Registrant's Certifying Accountant

         (a)	Previous Independent Accountants:

(i)	The certifying accountant for the Registrant,
Scott Hatfield, has resigned effective March 6, 2001, and the Registrant has retained Brad Beckstead, which shall be done on August 15, 2001.



(ii)	The report of Scott Hatfield for the past two years has not
contained an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)
In connection with the audits for the Company's two most recent fiscal years and through March 6, 2001 there have been disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission) with LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of S. W. Hatfield, CPA would have caused them to make reference thereto in their report on the financial statements for such years.


 (iv)

In conjunction with the April 18, 2000 filing of a Form 10-SB, management of Investment Technology, Inc. has not engaged competent legal counsel to complete this filing. As such, no required exhibits have been filed for the Form 10-SE of Investment Technology Inc. Accordingly, this filing is deficient and the Company is not current in its filings with the U. S. Securities and Exchange Commission. This situation has been reported to both Mr. Vidmar, Mr. Cook and other representatives of the Company since the April 2000 filing of the document.

2.	In conjunction with the execution of a marketing and sales
agreement with Pharmedical, Inc., Investment Technology, Inc. has not filed a copy of this key contract as an exhibit to either a Form 10-QSB or Form 8-K with the U. S. Securities and Exchange Commission. Accordingly, the Company is not current in its filings with the U. S. Securities and Exchange Commission.

3.	The Company has not filed a Form 8-K with the U. S.  Securities and
Exchange Commission related to the acquisition of Heartland Financial, for which the Company issued a press release for publication to the financial press, in an exchange of common stock. Further, the required audited financial statements of Heartland and the required pro forma financial statements to give effect to this acquisition have not been filed on Form 8-K with the U. S. Securities and Exchange Commission. Accordingly, the Company is not current in its filings with the U. S. Securities and Exchange Commission.
4.	We have knowledge that the principals of Heartland Financial have attempted to rescind the above listed transaction. We do not have any knowledge that the common stock issued in the business combination transaction has been returned to the Company. This rescission, if such rescission occurred, is a significant event requiring disclosure on Form 8-K. To date, we are unaware of such filing. Accordingly, the Company may be delinquent in timely filing such documents with the U. S.
Securities and Exchange Commission.


5.	Subsequent to our review of the September 30, 2000 financial statements, as filed within Form 10-QSB, based on conversations wit Company representatives, we suspect tat the Company may have a number of various consulting management and employment contracts which may have been entered into between Investment Technology Inc. and various individuals dating back into 1999. Further, these conversations have alluded to information, which leads us to question if there may be certain signatures or guarantees by the Company on leases or other obligations of Page River, Inc. in conjunction with a proposed late-1999 combination transaction, which was represented to us as not having consummated. At this time, we are uncertain if all these agreements, if any, have been properly disclosed. Further, if these types of documents and contracts exist, we are uncertain if these documents have been filed, or are required to be filed, as exhibits to either tot-in l0-QSB or Form 10-SB or Form 8-K with the U. S. Securities and Exchange Commission.
6.	During our review of the Company's financial statements as of and for the quarters ended June 30, 2000 and September 30, 2000, we were consistently informed by Company representatives that a certificate for 3,000,000 shares of common stock issued to a Kevin Alger was issued in error and was due to be returned to the Company for cancellation by the Company's transfer agent. Conversations with Company representatives subsequent to the filing of the September 30, 2000 Form 10-QSB lead us to believe that this certificate is still outstanding. Further, we wish to affirm that we are aware that no economic effect related to the issuance of this certificate has ever been reflected in the Company's financial statements.
7.	Item 3 (b) in the proposed Form S-8, dated March 5, 2001, please note that the Company did not file a Registration Statement...on Form 10-SB". The Company filed a "Form 10-SB - General Form for Registration of Securities of Small Business Issuers Pursuant to Section 12(b) or (g) of the Securities and Exchange Act of 1934". The text of the Form S-8 document should be changed to conform to the actual document filed.
8.	From the copy of the proposed March 5, 2001 Form S-8, we note several instances where dates in the document show "January 10, 2001, December 1, 2000 or March 5, 2001. These inconsistencies should all conform to the most recent date, as applicable, as of the date of filing.
9.	From the copy of the proposed March 5, 2001 Form S-8, we note that
Mr. Orla Kenneth Lucas is signing as President for the Company As of the filing of the Form 10-QSB as of and for the quarter ended September 30, 2000, we were informed that Mr. Thomas Vidmar was the Company's President as he was the signatory to the most recently filed Form l0-QSB. Accordingly, if there has, in fact, been a change in Company management, there may exist a requirement for a Form 8-K filing to report this event. Current search reveals no such filing.

Item 5: Other Events and Regulation FD Disclosure.
Pursuant to Section 8(d) of the Securities Act of 1933, the Securities and Exchange Commission instituted a stop order on the public trading of Investment Technology, Inc. free trading shares on April 22, 2002. The stop order was entered by the Securities and Exchange Commission to correct certain errors in filings by Investment Technology, Inc. Included in the list of errors was the omission of material facts that were incorporated by reference in certain Form S-8 registration statements filed by Investment Technology, Inc.
To comply with the proposed stop order, Investment
Technology, Inc. withdrew the two post effective amendments to the Form S-8 registration statements filings entered on April 26, 2002 and the Form S-8 registration statement filed on April 10, 2002, making them ineffective. The Form S-8 registration statements filed on January, 2002 and March, 2002, were consented to be ineffective pending the submission of further documentation.

Pursuant to Regulation FD disclosure the registrant discloses that on are about June 19, 1999, a merger occurred between INZS and A.I.R. As part of the merger consideration, Kevin Alger was issued certificate no. 5002 for 3.0 million restricted shares of the registrant. After the merger registrant discovered that Mr. Alger was the subject of a criminal investigation, may have been involved in illegal activities, and had failed to disclose the liabilities to the registrant.
On or about October 21, 1999, a majority of the shareholders of registrant met and passed a motion to rescind the merger and cancel stock certificate no. 5002 issued to Mr. Alger.
On or about October 25, 1999, a certified letter was mailed to the last known address of Mr. Alger, 2330 Lexington, Mendota Heights, MN 55120. This certified letter was to inform him of the rescission of the merger and cancellation of stock certificate no. 5002. The certified letter was returned unclaimed by the United States Postal Services.
	A civil litigation action was initiated by the registrant against Mr. Alger in the District Court, Clark County, Nevada on or about January 17, 2000. Case no. A414003 for damaged relating to the disclosure of material adverse information.




Item 7: Financial Statements and Exhibits

(c)	Exhibits:

2.1	Supplemental Acquisition Agreement



	16.1 Letter from S. W. Hatfield, CPA, to the Securities and Exchange Commission dated March 5, 2001 and Letter From Thomas Cook, Esq. to S. W.
	Hatfield, CPA.







SIGNATURE

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

                      Investment Technology, Incorporated

                      /s/ Thomas D. Vidmar
                      ---------------------------------------
                      Thomas D. Vidmar, Chief Executive Officer